Myriad Genetics Fiscal Third-Quarter 2017 Earnings Call 05/02/2017 Exhibit 99.2

Forward Looking Statements Some of the information presented here today may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. These statements are based on management’s current expectations and the actual events or results may differ materially and adversely from these expectations. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company’s annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K. These documents identify important risk factors that could cause the actual results to differ materially from those contained in the Company’s projections or forward-looking statements. In this presentation, the Company’s financial results and financial guidance are provided in accordance with accounting principles generally accepted in the United States (GAAP) and using certain non-GAAP financial measures. The Company’s financial measures under GAAP include substantial one-time charges related to its acquisitions and ongoing amortization expense related to acquired intangible assets that will be recognized over the useful lives of the assets and charges related to executive severance. Management believes that presentation of operating results that excludes these items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses non-GAAP financial measures to establish budgets and to manage the Company’s business. A reconciliation of the GAAP to non-GAAP financial guidance is provided below. Forward Looking Statements Non-GAAP Financial Measures Fiscal Year 2017 GAAP diluted earnings per share $0.23 - $0.25 Acquisition – amortization of intangible assets $0.48 Acquisition – one time charges $0.30 Non-GAAP diluted earnings per share $1.01 - $1.03 Fiscal Fourth-Quarter 2017 GAAP diluted earnings per share $0.11 - $0.13 Acquisition – amortization of intangible assets $0.13 Acquisition – one time charges $0.02 Non-GAAP diluted earnings per share $0.26 - $0.28 For additional information on GAAP to non-GAAP reconciliation see: https://www.myriad.com/investors/gaap-to-non-gaap-reconciliation/

Third Quarter FY2017 Financial Results Significantly Exceeded Expectations 3Q17 Actual Results 3Q16 Actual Results YoY Change Guidance Revenue $196.9 $190.5 3% $188 - $190 million GAAP EPS $0.06 $0.47 (87%) $0.08 - $0.10 Adjusted EPS $0.27 $0.41 (34%) $0.23 - $0.25 * Based on higher than anticipated closing costs in the quarter due to the earlier than expected closing of the Assurex acquisition

Key Accomplishments in 3Q17

Excellent Progress on Three Strategic Imperatives

Strategic Imperative	Accomplishment
Continued Leadership in an Expanding Hereditary Cancer Market	• Grew hereditary cancer volume in seasonally challenging 3Q for first time in five years • Oncology volume up sequentially for second quarter in a row
Diversify Revenue with New Products	• Non-hereditary cancer testing reached 68% of volume and 28% of revenue • GeneSight volume up 44% and revenue up 41% YoY • Completed enrollment early in major prospective clinical utility study for GeneSight • Vectra DA volumes increased 5% sequentially returning to sequential growth • Prolaris volume up 9% sequentially breaking 20,000 annual run rate • Presenting Prolaris study at AUA demonstrating the ability predict metastases • BRACAnalysis CDx successful at selecting patients in metastatic breast cancer study • Launched EndoPredict in U.S. market; over 83 million lives now covered • Submitted myPath Melanoma reimbursement dossier to Medicare and commercial payers
Grow Kit Products in Major International Geographies	• Grew revenue 41% year-over-year • International revenue reached 5% of total revenue • EndoPredict revenue grew 109% year-over-year • Submitted our regulatory filing in Japan for BRACAnalysis CDx as the companion diagnostic for Lynparza in conjunction with our collaboration with AstraZeneca.

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Copyright © 2017 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Fiscal Third-Quarter 2017 Revenue By Product Achieved Highest Revenue in Last Three Years Product 3Q17 3Q16 YoY Growth Hereditary Cancer $140.8 $156.3 (10%) GeneSight $23.9 NA* NM Vectra DA $11.2 $12.3 (9%) Prolaris $3.4 $5.2** (35%) EndoPredict $2.3 $1.1 109% Other $3.6 $2.5 44% Total Molecular Diagnostic Revenue $185.1 $177.4 4% Pharmaceutical & Clinical Services $11.7 $13.1 (11%) Total Revenue $196.9 $190.5 3% (in millions) * Prior to the completion of the Assurex Health acquisition ** Included Medicare retrospective payments

Fiscal Third-Quarter Financial Results 3Q17 3Q16 YoY Growth Total Revenue $196.9 $190.5 3% Gross Profit $152.6 $150.3 2% Gross Margin 77.5% 78.9% NM Operating Income $12.9 $42.6 (70%) Adjusted Operating Income $24.0 $45.8 (48%) Adjusted Operating Margin 12.2% 24.0% NM Net Income $4.2 $34.5 (88%) Diluted EPS $0.06 $0.47 (87%) Adjusted EPS $0.27 $0.41 (34%) (in millions except per share data)

4Q17 and FY17 Financial Guidance Raising Revenue Guidance; Narrowing EPS Outlook Metric Fiscal Fourth-Quarter 2017 Fiscal Year 2017 Revenue $192 to $194 million $763 to $765 million GAAP Diluted EPS $0.11 to $0.13 $0.23 to $0.25 Adjusted EPS $0.26 to $0.28 $1.01 to $1.03 For additional information on GAAP to non-GAAP reconciliation see: https://www.myriad.com/investors/gaap-to-non-gaap-reconciliation/

Strongest 3Q Sequential Growth in Five Years Sales Force Productivity and New Strategies Leading to Strong Momentum Sequential Growth in Hereditary Cancer Quarterly Volumes

Volume With Out-of-Network Plans Grew Sequentially Physicians and Patients Continue To Demand Myriad’s Superior Quality As out-of-network provider: Physicians continue to demand highest quality test Out-of-network volume grew sequentially in Q3 Billed at list price with no discount 95%

High Discordance in Public Databases

Myriad's Database Provides Highest Quality Answers

Gradishar Study

n=4,250


n=1,135
27%

Conflicting interpretation between laboratories

Source: The Oncologist April 2017

PROMPT Study

n=603


n=155
26%

Conflicting interpretation between laboratories

Source: PROMPT Study presented at ASCO 2016 Annual Meeting

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Copyright © 2017 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Substantial Diversification in Testing Volumes > Two Thirds of Volume Attributed to Non-Hereditary Cancer Tests 35% CAGR ≈180,000 tests 99% Hereditary Cancer >600,000 tests ≈ 33% Hereditary Cancer

Reimbursement Will Drive Significant Growth $650M Annual New Product Revenue When Fully Reimbursed Current Revenue Run Rate at Full Reimbursement $50M $90M $490M $20M $650M Combined

Landmark GeneSight Study Fully Enrolled

Top Line Data Expected by End of Calendar Year 2017



Mean Improvement in HAM-D17
16%
14%
12%
10%
8%
6%
4%
2%
0%
14.9%
GeneSight showed greater than twice the improvement in HAM-D17 scores relative to trials with blockbuster depression medications
FDA Approved Medications*
Top Line Data in 2017
4%
3%
3%
6%
3 Previous Clinical Utility Studies
Escitalopram vs. Citalopram
Fluoxetine vs. Paroxetine
Sertraline vs. Fluoxetine
Venlafaxine vs. Fluoxetine
1,200 Patient Prospective Study

*Sources: FDA summary bases of approvals

Hall-Flavin DK, et al. Utility of integrated pharmacogenomic testing to support the treatment of major depressive disorder in a psychiatric outpatient setting. Pharmacogenetics and Genomics. 2013;23(10):535-548

Winner JG, et al. A prospective, randomized double-blind study assessing the clinical impact of integrated pharmacogenomic testing for major depressive disorder. Discovery Med. 2013;16(89): 219-227

Hall-Flavin DK, et al. Using a pharmacogenomic algorithm to guide the treatment of depression. Transl Psychiatry. 2012;2:e 172

Copyright © 2017 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

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Strong New Health Economic Data For GeneSight

Mounting Evidence Supporting Substantial Cost Savings



Year-One Cost Savings With GeneSight
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,592
$6,747
$3,998
Data in CY17
Medco and Union Health Services Studies
NEI Health Economic Study
Primary Care Sub-Analysis in Clinical Therapeutics
United Healthcare, Anthem & Humana Payer Demonstration Projects

Sources: Winner JG, et al. Combinatorial pharmacogenomic guidance for psychiatric medications reduces overall pharmacy costs in a 1 year prospective evaluation. Curr Med Res Opin. 2015 Jul 23:1-11. [PMID: 26086890]
Winner JG, Allen JD, et al. Psychiatric pharmacogenomics predicts health resource utilization of outpatients with anxiety and depression. Transl Psychiatry. 2013;3:e300. doi:10. 1038/tp.2013.2
Data presented at the Neuroscience Education Institute Annual Conference 2016
Clinical Therapeutics February 2017

Copyright © 2017 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

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Preventive Care Pilot Highly Successful Significant Opportunity to Leverage Large Preventive Care Sales Team Treating Physician for Patients With Major Depressive Disorder Most MDD patients are seen by primary care consisting of general practice, internal medicine and OB/GYNs. Top 16,000 primary care physicians and OB/GYN channel order almost half of the prescriptions for MDD. Sales reps in pilot study generated average volumes at an annual run rate of 300 tests per year.

Clinical Guidelines Increasingly Recognize Vectra DA ACR Diagnostic Guideline Review Will Occur This Fall December 2016 United Rheumatology Clinical Practice Guidelines February 2017 Creaky Joints Guidelines (Major Patient Advocacy Group) Review in Fall 2017 American College of Rheumatology Diagnostic Guidelines

New LCD Would Expand Coverage For Prolaris 50% of Prostate Cancer Patients (>100,000/yr) Would be Covered 200,000 localized prostate cancer patients Prolaris Insurance Coverage Medicare Low Risk Medicare (Favorable Intermediate) Medicare Non - Covered Commercial Non - Covered Commercial Covered

New Study Shows Ability to Predict Metastases Adding Metastases to Clinical Report Provides Added Value to Physicians

EndoPredict Has Both Sets of Predictive Genes Superior Ability to Predict Late-Stage Recurrence Proliferation Genes ER-Signaling Genes Prediction of late-stage recurrence 0-5 years Prediction of late-stage recurrence 5-10 years p<0.001 p<0.001 p=0.204 p=0.298

Ramping Payer Coverage for EndoPredict Now Covered by Plans Representing 83 Million Lives in United States Commercial Covered Submitted dossier to Medicare in Q317 Favorable recommendation from BCBS tech assessment committee Evidence Street Coverage decisions from payers representing 83 million lives

New Indication Would Represent 60,000 Patients/Yr 3x the Size of Ovarian Cancer Market Diagnosed with or progress to metastatic disease HER2+ 40,000 HER2- 60,000 155,000 Two-thirds not currently eligible for hereditary cancer testing Don’t progress to metastatic disease 255,000 cases of invasive breast cancer Copyright © 2017 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Multiple PARP Clinical Studies to Report in CY17 8 Additional Pivotal Clinical Study Results Expected Indication Number of Studies First Data Expected Total Patients HER2- metastatic breast cancer 3 AZN olaparib data reported - OlympiAD 160,000 Neoadjuvant TNBC 1 Jun. 2017 70,000 Other ovarian 3 AZN olaparib data reported – SOLO2 50,000 Pancreatic 1 Dec. 2017 100,000 Total 380,000

Final myPath Melanoma Studies Published

Dossier Submitted to Medicare and Private Payers

myPath Melanoma Diagnostic Accuracy



100%
80%
60%
40%
20%
0%
myPath Melanoma Diagnostic Accuracy
90%
92%
95%
Validation 1
n=437 patients
Validation 2
n=736 patients
Validation 3
n=182 patients

myPath Melanoma Clinical Utility



100%
75%
50%
25%
0%
n=218 patients
80%
38%
9%
22%
11%
41%
Indeterminate
Malignant
Benign
Pre-Test
Post-Test

Sources: Data presented at ASDP: Diagnostic Distinction of Malignant Melanoma and Benign Nevi by a Gene Expression Signature and Correlation to Clinical Outcome.
Clarke L et al. Clinical validation of a gene expression signature that differentiates benign nevi from malignant melanoma J Cutan Pathol 2015; 42:244-252.
Cockerell et al. The Influence of a Gene Expression Signature on the Diagnosis and Recommended Treatment of Melanocytic Tumors by Dermatopathologists. Medicine. 2016; 95(40):e4887

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Copyright © 2017 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

International Product Revenue Up 41%

Driven by Strong Growth and Expanding Reimbursement for EndoPredict


EndoPredict Revenue (in mil.)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
109% Growth
1Q16
1Q17

- French public health care system funding began in 1H CY16 covering all patients.
- German national reimbursement (GBA) covering local testing in authorized major centers.
- Submitted to U.K. NICE and Health Canada; expect decision in 1H CY18.

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